UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

CACHE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10345 (Commission File Number)	59-1588181 (IRS Employer Identification No.)

256 West 38th Street

New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On January 2, 2015, Cache, Inc. (the “Company”) was notified by the Nasdaq Stock Market that it is not in compliance with the continued listing requirement for the Nasdaq Global Select Market contained in Nasdaq Listing Rule 5450(b)(1)(C) requiring the Company to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $5,000,000.  The notification letter does not impact the Company’s listing on the Nasdaq Global Select Market at this time.  Pursuant to Nasdaq Listing Rules, the Company has 180 calendar days, or until July 1, 2015, to regain compliance with Nasdaq Listing Rule 5450(b)(1)(C).  To regain compliance, the Company’s MVPHS must close at $5,000,000 or more for a minimum of 10 consecutive business days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Dated: January 8, 2015	/s/ Anthony F. DiPippa
Anthony F. DiPippa
Executive Vice President and Chief Financial Officer